================================================================================





                              HUB GROUP, INC.

                                    and

                          HUB CITY TERMINALS, INC.




                   -----------------------------------

                              FIFTH AMENDMENT
                        Dated as of August 14, 2002



                                     to



                          NOTE PURCHASE AGREEMENTS
                         Dated as of June 15, 1999

                  -----------------------------------





                     Re: $50,000,000 8.64% Senior Notes
                             Due June 25, 2009






================================================================================

                FIFTH AMENDMENT TO NOTE PURCHASE AGREEMENTS

         THIS FIFTH AMENDMENT dated as of August 14, 2002 (the or this "Fifth Amendment") to the Note Purchase Agreements each dated as of June 15, 1999, as amended by the First Amendment to Note Purchase Agreements dated as of February 26, 2001, the Second Amendment to Note Purchase Agreements dated as of March 30, 2001, the Third Amendment to Note Purchase Agreements dated as of November 8, 2001 and the Fourth Amendment to Note Purchase Agreements dated as of March 27, 2002, among HUB GROUP, INC., a Delaware corporation ("Public Hub Company"), HUB CITY TERMINALS, INC., a Delaware corporation, for itself and as successor by merger to Hub Holdings, Inc. ("Hub Chicago"; Public Hub Company and Hub Chicago being individually referred to herein as an "Obligor" and collectively as the "Obligors"), and each of the institutions which is a signatory to this Fifth Amendment (collectively, the "Noteholders").


                                 RECITALS:

          A. The Obligors and each of the Noteholders have heretofore entered into separate and several Note Purchase Agreements, each dated as of June 15, 1999 (as amended by the First Amendment to Note Purchase Agreements dated as of February 26, 2001, the Second Amendment to Note Purchase Agreements dated as of March 30, 2001, the Third Amendment to Note Purchase Agreements dated as of November 8, 2001 and the Fourth Amendment to Note Purchase Agreements dated as of March 27, 2002, collectively, the "Note Purchase Agreements"). The Obligors have heretofore issued the $50,000,000 8.64% Senior Notes Due June 25, 2009 (the "Notes") pursuant to the Note Purchase Agreements.

          B. The Obligors and the Noteholders now desire to amend the Note Purchase Agreements in the respects, but only in the respects, hereinafter set forth.

          C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreements unless herein defined or the context shall otherwise require.

          D. All requirements of law have been fully complied with and all other acts and things necessary to make this Fifth Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

         NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this Fifth Amendment set forth in Section 4.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Noteholders do hereby agree as follows:

SECTION 1.        AMENDMENTS.


         Section 1.1. Section 10.2 of the Note Purchase Agreements shall be amended and restated in its entirety to read as follows:

               "Section 10.2. Fixed Charge Coverage Ratio. The Public Hub Company and its Restricted Subsidiaries will not, as of close of each fiscal quarter specified below, permit the ratio of (a) Consolidated EBITDAR for the immediately preceding four consecutive fiscal quarter period to (b) Consolidated Fixed Charges as of such date to be less than (i) 1.20 to 1.00 as of the end of the fiscal quarters ending September 30, 2002 and December 31, 2002 and (ii) 1.30 to 1.00 as of the close of each fiscal quarter thereafter. Notwithstanding anything contained in this Agreement to the contrary, for purposes of computing the Public Hub Company and its Restricted Subsidiaries' compliance with this Section, the Public Hub Company and its Restricted Subsidiaries' adjustment of earnings for the 2001 fiscal year (which was an aggregate earnings adjustment of $1,800,000 for such year) shall be treated as if such adjustment had occurred evenly in each fiscal quarter of such year (i.e. $450,000 per fiscal quarter)"

         Section 1.2. Section 10.3 of the Note Purchase Agreements shall be amended and restated in its entirety to read as follows:

               "Section 10.3. Cash Flow Leverage Ratio. The Public Hub Company and its Restricted Subsidiaries will not, as of the close of each fiscal quarter specified below, permit the ratio of Consolidated Debt to Consolidated EBITDA for the immediately preceding four consecutive fiscal quarter period to exceed the ratios set forth below:

                                               CONSOLIDATED DEBT TO CONSOLIDATED
              AS OF THE FISCAL QUARTER           EBITDA SHALL NOT BE MORE THAN:
                     ENDING ON:
                 September 30, 2002                         4.75 to 1.00
                  December 31, 2002                         5.25 to 1.00
                   March 31, 2003                           2.75 to 1.00
            June 30, 2003 and thereafter                    2.50 to 1.00

         Notwithstanding anything contained in this Agreement to the contrary, for purposes of computing the Public Hub Company and its Restricted Subsidiaries' compliance with this Section, the Public Hub Company and its Restricted Subsidiaries' adjustment of earnings for the 2001 fiscal year (which was an aggregate earnings adjustment of $1,800,000 for such year) shall be treated as if such adjustment had occurred evenly in each fiscal quarter of such year (i.e. $450,000 per fiscal quarter)."

       Section 1.3. Section 10.5 of the Note Purchase Agreements shall be amended by adding the following new sentence immediately at the end thereof:

         "Notwithstanding anything in this Section 10.5 to the contrary, this Section 10.5 shall neither apply to nor operate to prevent Liens in favor of the collateral agent (as defined in the Amended and Restated Intercreditor Agreement) granted under the Collateral Documents to secure the Notes and amounts owing to the Banks pursuant to the Bank Credit Agreement on a pari passu basis pursuant to the terms of the Amended and Restated Intercreditor Agreement."

         Section 1.4. The following new definitions shall be added in alphabetical order in Schedule B to the Note Purchase Agreements to read as follows:

         "Collateral" means all properties, rights, interests, and privileges from time to time subject to the Liens granted to the collateral agent (as defined in the Amended and Restated
         Intercreditor Agreement), or any security trustee therefor, by the Collateral Documents.

         "Collateral Documents" means all mortgages, deeds of trust, security agreements, pledge agreements, assignments, financing statements and other documents as shall from time to time secure the Notes and amounts owing to the Banks pursuant to the Bank Credit Agreement.

         "Amended and Restated Intercreditor Agreement" shall mean an intercreditor and collateral agency agreement (in form and substance satisfactory to the Required Holders) to replace the Intercreditor Agreement and to be entered into by the Noteholders, the Banks and a collateral agent, providing for Liens on the Collateral to secure the Notes and amounts owing to the Banks pursuant to the Bank Credit Agreement on a pari passu basis and appointing Harris Trust and Savings Bank as collateral agent to hold such Liens.

         "UCC" shall mean the Uniform Commercial Code of the State of Illinois as in effect from time to time.

         Section 1.5. Section 11(k) of the Note Purchase Agreements shall be and hereby is amended by substituting the period (".") at the end of such section with a semicolon and the word "or" ("; or").

         Section 1.6. Section 11 of the Note Purchase Agreements shall be and hereby is amended by adding a new Section 11(l) immediately after
Section 11(k) to read as follows:

         "(l) failure of the Obligors to comply with Section 5 of the Fifth Amendment to Note Purchase Agreements dated as of August 14, 2002 between the Obligors and the Noteholders (the "Fifth Amendment"), including, without limitation, failure for any reason whatsoever to deliver the Collateral by October 15, 2002 or failure to execute and deliver the amendment to this Agreement contemplated by such Section 5 of the Fifth Amendment by November 1, 2002."

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

         Section 2.1. To induce the Noteholders to execute and deliver this Fifth Amendment (which representations shall survive the execution and delivery of this Fifth Amendment), the Obligors, jointly and severally, represent and warrant to the Noteholders that:

                   (a) this Fifth Amendment has been duly authorized, executed and delivered by each Obligor and this Fifth Amendment constitutes the legal, valid and binding obligation, contract and agreement of each Obligor enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                   (b) the Note Purchase Agreements, as amended by this Fifth Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Obligors enforceable against them in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

                   (c) the execution, delivery and performance by the Obligors of this Fifth Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which any Obligor is a party or by which any Obligor's properties or assets are or may be bound, including, without limitation, the Bank Credit Agreement, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this
         Section 2.1(c);

                   (d) as of the date hereof and after giving effect to this Fifth Amendment, no Default or Event of Default has occurred which is continuing;

                   (e) all the representations and warranties contained in
         Section 5 of the Note Purchase Agreements (other than those contained in Sections 5.3, 5.4(a), 5.4(b) and 5.9) are true and correct in all material respects with the same force and effect as if made by the Obligors on and as of the date hereof (other than any representation and warranty that expressly relates to a specified earlier date, which was true and correct in all material respects as of such date); provided, that, notwithstanding any reference in Sections 5.4(c) and 5.4(d) of the Note Purchase Agreements to the Restricted Subsidiaries listed on Schedule 5.4 to the Note Purchase Agreements, the representations and warranties hereby made by the Obligors with reference to Sections 5.4(c) and 5.4(d) of the Note Purchase Agreements shall relate to the Restricted Subsidiaries existing on the date hereof;

                   (f) the statements and information furnished to the Noteholders in connection with the negotiation of this Amendment do not, taken as a whole, and other than financial projections or forecasts, contain any untrue statements of a material fact or omit a material fact necessary to make the material statements contained herein or therein not misleading, the Noteholders acknowledging that as to any projections furnished to the Noteholders, the Obligors and the Constituent Company Guarantors only represent that the same were prepared on the basis of information and estimates the Obligors believed to be reasonable; and

                   (g) all tax returns with respect to any income tax or other material tax required to be filed by the Obligors and the Restricted Subsidiaries in any jurisdiction have, in fact, been filed, and all taxes, assessments, fees and other governmental charges upon the Obligors or the Restricted Subsidiaries or upon any of their respective properties, income or franchises, which are shown to be due and payable in such returns, have been paid. The Obligors do not know of any proposed additional tax assessment against the Obligors or any Restricted Subsidiary for which adequate provision in accordance with GAAP has not been made. Adequate provisions in accordance with GAAP for taxes on the books of the Obligors and each Restricted Subsidiary have been made for all open years, and for its current fiscal period.

SECTION 3.  WAIVER; OBLIGOR AGREEMENTS.

         Section 3.1. Upon and by virtue of this Fifth Amendment becoming effective as herein contemplated, the failure of the Public Hub Company and its Restricted Subsidiaries to comply with the obligations under Section
10.2 (Fixed Charge Coverage Ratio) and Section 10.3 (Cash Flow Leverage Ratio) of the Note Purchase Agreements, in each case for the fiscal quarter ending June 30, 2002, which failures constitute Events of Default under the Note Purchase Agreements, shall be deemed to have been waived by the Noteholders for the period beginning on and including the date upon which this Amendment becomes effective to but not including November 1, 2002. The Obligors understand and agree that the waiver contained in this Section 3.1 pertains only to the matters and to the extent herein described and not to any other actions of the Obligors under, or matters arising in connection with, the Note Purchase Agreements or to any rights which the Noteholders have arising by virtue of any such other actions or matters.

         Section 3.2. In consideration of the waiver set forth in Section
3.1 hereof, the Obligors hereby covenant and agree that any funds received by or on behalf of the Obligors in connection with a refinancing of the Bank Credit Agreement shall be applied on a pro-rata basis as between the Banks and the Noteholders, and, with respect to the Noteholders, pursuant to an offer to prepay pursuant to Section 8.2 of the Note Purchase Agreements.

SECTION 4.  CONDITIONS TO EFFECTIVENESS OF THIS FIFTH AMENDMENT.

         Section 4.1. This Fifth Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

                   (a) executed counterparts of this Fifth Amendment, duly executed by the Obligors and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

                   (b) the Noteholders shall have received a copy of the resolutions of the Board of Directors of each Obligor authorizing the execution, delivery and performance by such Obligor of this Fifth Amendment, certified by such Obligor's Secretary or an Assistant Secretary;

                   (c) the representations and warranties of the Obligors set forth in Section 2 hereof are true and correct on and with respect to the date hereof;

                  (d). the Obligors shall have arranged to the satisfaction of the Required Holders for the payment to each Noteholder by no later than 5:00 p.m. (Chicago time) on August 15, 2002, an amendment fee in an amount equal to 0.10% times the outstanding principal amount of the Notes held by such Noteholder (the "Amendment Fee"), such Amendment Fee to be fully earned and due and payable to each Noteholder upon the effectiveness of this Amendment;

                   (e) the Bank Credit Agreement shall have been amended in form and substance satisfactory to the Required Holders to effect a waiver and modification of the terms and conditions thereof such that the same are no more burdensome on the Obligors than the corresponding provisions of the Note Purchase Agreements after giving effect to the modifications contemplated by this Amendment; and

                   (f) legal matters incident to the execution and delivery of this Amendment and the amendment to the Bank Credit Agreement shall be reasonably satisfactory to the Noteholders and their counsel.

Upon receipt of all of the foregoing, this Fifth Amendment shall become effective as of August 14, 2002.

SECTION 5.           CONDITIONS SUBSEQUENT.

        Section 5.1. No later than October 15, 2002 (the "Collateral Deadline") and subject to the other terms of this Section 5.1, the payment by the Obligors of all amounts due in respect of the Notes and the performance by the Obligors of their obligation under this Agreement and the Other Agreements shall be secured by valid, perfected, and enforceable

Liens on all right, title, and interest of the Obligors and each Constituent Company Guarantor in all personal property (including, without limitation, accounts, instruments, documents, chattel paper, general intangibles, patents, trademarks, tradenames, copyrights, investment property, inventory, equipment, fixtures, deposit accounts, and commercial tort claims), whether now owned or hereafter acquired or arising, and all proceeds thereof. The Obligors and the Constituent Company Guarantors acknowledge and agree that such Liens on the Collateral shall be valid and perfected first priority Liens, subject only to the Liens permitted by
Section 10.5 of the Note Purchase Agreements, securing on an equal and ratable basis (pursuant to the Amended and Restated Intercreditor Agreement) the Notes and amounts owing to the Banks pursuant to the Bank Credit Agreement, in each case pursuant to one or more Collateral Documents in form and substance satisfactory to the Required Holders. Notwithstanding anything in this Agreement to the contrary: (i) Liens shall not be granted on property of any Subsidiary formed under the laws of any jurisdiction other than the United States or any State thereof (a "Foreign Subsidiary") (or on any equity interest in any Foreign Subsidiary in excess of 65% of the equity thereof); (ii) Liens shall not be granted on real property;
(iii) Liens shall not be perfected on vehicles subject to certificate of title laws; (iv) notwithstanding anything contained in the Note Purchase Agreements or the Notes and except to the extent otherwise permitted by Sections 9-406, 9-407 or 9-408 of the UCC, in no event shall the Collateral include, and the Obligors and the Guarantors shall not be deemed to have granted a security interest in, any asset to the extent that such grant would, under the provisions of any existing contract or agreement enforceable under applicable law and pertaining to such asset or otherwise, result in a mandatory prepayment under, breach or termination of the provisions of, or constitute a default under or termination of, any such contract or agreement, provided that if and when such provisions are removed, terminated or otherwise become unenforceable as a matter of law, the Collateral shall be deemed to include such assets and the Obligors and the Guarantors shall be deemed to have granted a security interest therein; and (v) if, by no later than 5:00 p.m. on the Collateral Deadline, the Obligors shall have provided to the Noteholders a signed commitment of a lender to provide financing in an amount sufficient to enable the Obligors to prepay the Notes in full, together with interest accrued thereon to the date of prepayment and the Make-Whole Amount (and containing such other terms and conditions as shall be reasonably acceptable to the Required Holders) pursuant to Section 8.2 of the Note Purchase Agreements, and a written offer to so prepay the Notes on or before October 31, 2002, then and in such event the Liens of the Collateral Documents need not be perfected until November 1, 2002.

         Section 5.2. The Obligors shall cooperate with the Noteholders to the extent reasonably necessary to enable such parties to revise Sections
10.2 and 10.3 (the "Subject Financial Covenants") of the Note Purchase Agreements with respect to the fiscal periods commencing after January 1, 2003, and shall deliver to the Noteholders, as soon as possible, but in any event no later than the Collateral Deadline: (a) quarterly financial projections for the Public Hub Company and its Restricted Subsidiaries' 2003 fiscal year, (b) details with respect to cost reduction initiatives being undertaken by the Public Hub Company and its Restricted Subsidiaries along with a timeline for the implementation of such initiatives, and (c) details with respect to revenue generation initiatives which support the Public Hub Company and its Restricted Subsidiaries 2003 financial projections. No later than November 1, 2002, the Obligors and the Noteholders shall have endeavored to execute and deliver an amendment to the Note Purchase Agreements which (i) provides for such revisions to the Subject Financial Covenants, and (ii) contains such other provisions as the Required Holders may require, including, without limitation, changes to the interest rate on the Notes and an amendment fee for each Noteholder equal to 0.15% times the aggregate outstanding principal amount of the Notes held by such Noteholder. It is expressly agreed and understood that nothing contained in this Section 5.2 shall obligate any Noteholder or the Obligors to conclude an agreement on the matters contained in this Section 5.2 and it is further expressly understood that failure for any reason whatsoever to execute and deliver such amendment to the Note Purchase Agreements by November 1, 2002 shall constitute an Event of Default unless such deadline is otherwise extended by the Required Holders.

SECTION 6.  PAYMENT OF NOTEHOLDERS' COUNSEL FEES AND EXPENSES.

         Section 6.1. The Obligors agrees to pay upon demand, the reasonable fees and expenses of Chapman and Cutler, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this Fifth Amendment.

SECTION 7.  MISCELLANEOUS.

         Section 7.1. This Fifth Amendment shall be construed in connection with and as part of each of the Note Purchase Agreements, and except as modified and expressly amended by this Fifth Amendment, all terms, conditions and covenants contained in the Note Purchase Agreements and the Notes are hereby ratified and shall be and remain in full force and effect.

        Section 7.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Fifth Amendment may refer to the Note Purchase Agreements without making specific reference to this Fifth Amendment but nevertheless all such references shall include this Fifth Amendment unless the context otherwise requires.

         Section 7.3. The descriptive headings of the various Sections or parts of this Fifth Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

         SECTION 7.4. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH ILLINOIS LAW.

         Section 7.5. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Fifth Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                    [Signature Pages Begin on Next Page]

         IN WITNESS WHEREOF, the Obligors and the Noteholders have caused this instrument to be executed as of August 14, 2002.

                                       HUB GROUP, INC.
                                       HUB CITY TERMINALS, INC.


                                       By /s/ David P. Yeager
                                          David P. Yeager
                                          Chief Executive Officer for each of
                                          the above Companies

Consented, Accepted and Agreed
as of August 14, 2002
                                       HUB CHICAGO HOLDINGS, INC., a Constituent
                                       Company Guarantor


                                       By /s/ David P. Yeager
                                          David P. Yeager
                                          Chief Executive Officer for each of
                                          the above Companies



                                       HLX COMPANY, L.L.C., a Constituent
                                       Company Guarantor


                                       By /s/ David P. Yeager
                                          David P. Yeager
                                          Vice Chairman and Chief Executive
                                          Officer



                                        QSSC, INC.
                                        QUALITY SERVICES, L.L.C.
                                        QUALITY SERVICES OF KANSAS, L.L.C.
                                        QUALITY SERVICES OF NEW JERSEY, L.L.C.
                                        Q.S. OF ILLINOIS, L.L.C.
                                        Q.S. OF GEORGIA, L.L.C.


                                        By /s/ David P. Yeager
                                           David P. Yeager
                                           Chief Executive Officer for each of
                                           the  above Constituent Company
                                           Guarantors

                                    HUB GROUP ALABAMA, LLC (formerly known
                                      as Hub City Alabama, L.P.)
                                    HUB GROUP ATLANTA, LLC (formerly known
                                      as Hub City Atlanta, L.P.)
                                    HUB GROUP BOSTON, LLC (formerly known
                                      as Hub City Boston, L.P.)
                                    HUB GROUP CANADA, L.P.
                                    HUB GROUP CLEVELAND, LLC (formerly known
                                      as Hub City Cleveland, L.P.)
                                    HUB GROUP DETROIT, LLC (formerly known
                                      as Hub City Detroit, L.P.)
                                    HUB GROUP FLORIDA, LLC (formerly known
                                      as Hub City Florida, L.P.)
                                    HUB GROUP GOLDEN GATE, LLC (formerly known
                                      as Hub City Golden Gate, L.P.)
                                    HUB GROUP INDIANAPOLIS, LLC (formerly known
                                      as Hub City Indianapolis, L.P.)
                                    HUB GROUP KANSAS CITY, LLC (formerly known
                                      as Hub City Kansas City, L.P.)
                                    HUB GROUP LOS ANGELES, LLC (formerly known
                                      as Hub City Los Angeles, L.P.)
                                    HUB GROUP MID ATLANTIC, LLC (formerly known
                                      as Hub City Mid Atlantic, L.P.)
                                    HUB GROUP NEW ORLEANS, LLC (formerly known
                                      as Hub City New Orleans, L.P.)
                                    HUB GROUP NEW YORK STATE, LLC (formerly
                                      known as Hub City New York State, L.P.)
                                    HUB GROUP NEW-YORK-NEW JERSEY, LLC
                                      (formerly known as Hub City New York-New
                                       Jersey, L.P.)
                                    HUB GROUP NORTH CENTRAL, LLC (formerly known
                                       as Hub City North Central, L.P.)
                                    HUB GROUP OHIO, LLC (formerly known as
                                       Hub City Ohio, L.P.)
                                    HUB GROUP PHILADELPHIA, LLC (formerly known
                                      as Hub City Philadelphia, L.P.)
                                    HUB GROUP PITTSBURGH, LLC (formerly known
                                      as Hub City Pittsburgh, L.P.)
                                    HUB GROUP PORTLAND, LLC (formerly known as
                                      Hub City Portland, L.P.)
                                    HUB GROUP ST. LOUIS, LLC (formerly known
                                      as Hub City St. Louis, L.P.)
                                    HUB GROUP TENNESSEE, LLC (formerly known
                                      as Hub City Tennessee, L.P.)
                                    HUB CITY TEXAS, L.P.
                                    HUB GROUP TRANSPORT, LLC


                                    By /s/ David P. Yeager
                                       David P. Yeager
                                       Chief Executive Officer for each of the
                                       above Constituent Company Guarantors

Consented, Accepted and Agreed
as of August 14, 2002:

                                      BAYSTATE HEALTH SYSTEM, INC.

                                      By:   David L. Babson & Company Inc.as
                                            Investment Adviser


                                            By /s/ Elisabeth A. Perenick
                                               Name:  Elisabeth A. Perenick
                                               Title:  Managing Director

Consented, Accepted and Agreed
as of August 14, 2002:


                                     C.M. LIFE INSURANCE COMPANY

                                     By:   David L. Babson & Company Inc. as
                                           Investment Sub-Adviser


                                           By /s/ Elisabeth A. Perenick
                                             Name:  Elisabeth A. Perenick
                                             Title:  Managing Director

Consented, Accepted and Agreed
as of August 14, 2002:


                                     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                      By:   David L. Babson & Company Inc., as
                                            Investment Adviser


                                            By /s/ Elisabeth A. Perenick
                                               Name: Elisabeth A. Perenick
                                               Title:   Managing Director

Consented, Accepted and Agreed
as of August 14, 2002:


                                      INVESTORS PARTNER LIFE INSURANCE COMPANY


                                         By /s/ Stacey Agretelis
                                            Name: Stacey Agretelis
                                            Title:  Authorized Signatory

Consented, Accepted and Agreed
as of August 14, 2002:


                                      JOHN HANCOCK LIFE INSURANCE COMPANY


                                      By /s/ Stacey Agretelis
                                         Name:  Stacey Agretelis
                                         Title: Director

Consented, Accepted and Agreed
as of August 14, 2002:


                                      JOHN HANCOCK VARIABLE LIFE INSURANCE
                                      COMPANY


                                      By /s/ Stacey Agretelis
                                         Name: Stacey Agretelis
                                         Title:  Authorized Signatory

Consented, Accepted and Agreed
as of August 14, 2002:


                                      MELLON BANK, N.A., solely in its capacity
                                        as Trustee for the Bell Atlantic
                                        Master Trust (as directed by John
                                        Hancock Life Insurance Company), and
                                        not in its individual capacity


                                      By /s/ Carole Bruno
                                         Name: Carole Bruno
                                         Title:  Authorized Signatory

Consented, Accepted and Agreed
as of August 14, 2002:

                                      RELIASTAR LIFE INSURANCE COMPANY

                                      By:   ING INVESTMENT MANAGEMENT LLC,
                                            as agent


                                      By____________________________________
                                         Name:
                                         Title:

Consented, Accepted and Agreed
as of August 14, 2002:



                                      RELIASTAR LIFE INSURANCE COMPANY OF NEW
                                        YORK

                                      By:   ING INVESTMENT MANAGEMENT LLC,
                                            as agent


                                      By____________________________________
                                         Name:
                                         Title:

Consented, Accepted and Agreed
as of August 14, 2002:


                                      UNITED OF OMAHA LIFE INSURANCE COMPANY


                                      By____________________________________
                                         Name:
                                         Title: